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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 6, 1997
                                                --------------------------------

                            IXC Communications, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                     0-20803                74-2644120
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(State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)

             5000 Plaza on the Lake, Suite 200, Austin, Texas 78746
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              (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code  (512) 328-1112
                                                  ------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS.

        The Registrant's audited consolidated financial statements for the year ended December 31, 1996 with the Consent of Ernst & Young LLP dated March 6, 1997 are attached hereto as Exhibit 99.1 and Exhibit 23.1, respectively, and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)     EXHIBITS

        11.1    Computation of earnings (loss) per share
        23.1    Consent of Ernst & Young LLP
        27.1    Financial data schedule
        99.1 Registrant's audited consolidated financial statements for the year ended December 31, 1996



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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 6, 1997

                                        IXC Communications, Inc.



                                        By:  /s/  JOHN J. WILLINGHAM
                                           ----------------------------
                                           John J. Willingham
                                           Senior Vice President,
                                           Chief Financial Officer and
                                           Assistant Secretary





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                                 EXHIBIT INDEX



EXHIBIT
NUMBER          DESCRIPTION
-------         -----------

 11.1           Computation of earnings (loss) per share

 23.1           Consent of Ernst & Young LLP

 27.1           Financial data schedule

 99.1 Registrant's audited consolidated financial statement for the year ended December 31, 1996





                                       4.